EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------
                             (Form S-8 Registration)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP, KENNETH M. NOVACK AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 825,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: February 3, 1997



                                       LEONARD SCHNITZER
                                       -----------------------------------------

                                       Leonard Schnitzer
                                       -----------------------------------------
                                       Type or print name

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------
                             (Form S-8 Registration)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP, KENNETH M. NOVACK AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 825,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: February 11, 1997



                                       BARRY A. ROSEN
                                       -----------------------------------------


                                       Barry A. Rosen
                                       -----------------------------------------
                                       Type or print name

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------
                             (Form S-8 Registration)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP, KENNETH M. NOVACK AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 825,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: February 12, 1997


                                       JAMES W. CRUCKSHANK
                                       -----------------------------------------


                                       James W. Cruckshank
                                       -----------------------------------------
                                       Type or print name

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------
                             (Form S-8 Registration)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP, KENNETH M. NOVACK AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 825,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: February 12, 1997



                                       CAROL S. LEWIS
                                       -----------------------------------------


                                       Carol S. Lewis
                                       -----------------------------------------
                                       Type or print name

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------
                             (Form S-8 Registration)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP, KENNETH M. NOVACK AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 825,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: February 12, 1997



                                       KENNETH M. NOVACK
                                       -----------------------------------------


                                       Kenneth M. Novack
                                       -----------------------------------------
                                       Type or print name

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------
                             (Form S-8 Registration)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP, KENNETH M. NOVACK AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 825,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: February 12, 1997



                                       ROBERT W. PHILIP
                                       -----------------------------------------


                                       Robert W. Philip
                                       -----------------------------------------
                                       Type or print name

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------
                             (Form S-8 Registration)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP, KENNETH M. NOVACK AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 825,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: February 12, 1997



                                       JEAN S. REYNOLDS
                                       -----------------------------------------


                                       Jean S. Reynolds
                                       -----------------------------------------
                                       Type or print name

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------
                             (Form S-8 Registration)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP, KENNETH M. NOVACK AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 825,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: February 12, 1997



                                       DORI SCHNITZER
                                       -----------------------------------------


                                       Dori Schnitzer
                                       -----------------------------------------
                                       Type or print name

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------
                             (Form S-8 Registration)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP, KENNETH M. NOVACK AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 825,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: February 12, 1997



                                       GARY SCHNITZER
                                       -----------------------------------------


                                       Gary Schnitzer
                                       -----------------------------------------
                                       Type or print name

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                             (Form S-8 Registration)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP, KENNETH M. NOVACK AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 825,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: February 12, 1997



                                       MANUEL SCHNITZER
                                       -----------------------------------------


                                       Manuel Schnitzer
                                       -----------------------------------------
                                       Type or print name

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------
                             (Form S-8 Registration)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP, KENNETH M. NOVACK AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 825,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: February 12, 1997



                                       ROBERT S. BALL
                                       -----------------------------------------


                                       Robert S. Ball
                                       -----------------------------------------
                                       Type or print name

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------
                             (Form S-8 Registration)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP, KENNETH M. NOVACK AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 825,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: February 12, 1997



                                       WILLIAM A. FURMAN
                                       -----------------------------------------


                                       William A. Furman
                                       -----------------------------------------
                                       Type or print name

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------
                             (Form S-8 Registration)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP, KENNETH M. NOVACK AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 825,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: February 5, 1997



                                       RALPH R. SHAW
                                       -----------------------------------------


                                       Ralph R. Shaw
                                       -----------------------------------------
                                       Type or print name